CUMMINS INC.
SUBSIDIARIES OF THE REGISTRANT
EXHIBIT 21

Entity Name	Country or State of Organization
Apollo FC Holdings Ltd	British Columbia
Arvin Environmental Management, LLC	Delaware
Arvin European Holdings (UK) Limited	England and Wales
Arvin Finance, LLC	Delaware
Arvin Holdings Netherlands B.V.	Netherlands
Arvin International (UK) Limited	United Kingdom
ArvinMeritor A&ET Limited	England and Wales
Arvinmeritor Filters Operating Co., LLC	Delaware
ArvinMeritor Finance Ireland Unlimited Company	Ireland
ArvinMeritor Holdings France SNC	France
ArvinMeritor Light Vehicle Systems Australia Pty Ltd.	Australia
ArvinMeritor Light Vehicle Systems (UK) Limited	England and Wales
ArvinMeritor Limited	England and Wales
ArvinMeritor OE, LLC	Delaware
ArvinMeritor Pension Trustees Limited	England and Wales
Arvinmeritor Receivables Corporation	Delaware
Arvinmeritor Sweden AB	Sweden
Arvinmeritor Technology, LLC	Delaware
Arvin Motion Control Limited	United Kingdom
Arvin Technologies, Inc.	Michigan
Atlantis Acquisitionco Canada 2 Corporation	Canada
Atlantis Holdco UK Limited	England
AVK Holdco UK Limited	United Kingdom
AxleTech India Private Limited	India
AxleTech International Holding Company Limited	Hong Kong
AxleTech International IP Holdings, LLC	Michigan
BCC EemsH2 V.O.F.	Netherlands
Beijing Foton Cummins Emission Solutions Co., Ltd.	China
Braseixos Administradora de Bens Ltda.	Brazil
Cax Holdings, LLC	Delaware
Cax Intermediate, LLC	Delaware
Centro de Fomento para Inclusión, S. de R.L. de C.V.	Mexico
CMI Africa Holdings B.V.	Netherlands
CMI Canada Financing Ltd.	United Kingdom
CMI Cooling Holdings LLC	Indiana
CMI Foreign Holdings B.V.	Netherlands
CMI Foundry Holdings LLC	Delaware
CMI Global Holdings B.V.	Netherlands
CMI Group Holdings B.V.	Netherlands
CMI International Finance Partner 2 LLC	Indiana
CMI International Finance Partner 5 LLC	Indiana
CMI Mexico LLC	Indiana
CMI Netherlands Holdings B.V.	Netherlands
CMI PGI Holdings LLC	Indiana

CUMMINS INC.
SUBSIDIARIES OF THE REGISTRANT
EXHIBIT 21

Entity Name	Country or State of Organization
CMI PGI International Holdings LLC	Indiana
Compania Industrial Frontera S.A. de C.V.	Mexico
Consolidated Diesel Company	North Carolina
Consolidated Diesel, Inc.	Delaware
Consolidated Diesel of North Carolina Inc.	North Carolina
Cummins Africa Middle East (Pty) Ltd	South Africa
Cummins Afrique de l'Ouest	Senegal
Cummins Americas, Inc.	Indiana
Cummins Angola Lda.	Angola
Cummins Argentina-Servicios Mineros S.A.	Argentina
Cummins Asia Pacific Pte. Ltd.	Singapore
Cummins Battery Systems North America LLC	Indiana
Cummins Belgium N.V.	Belgium
Cummins Botswana (Pty.) Ltd.	Botswana
Cummins Brasil Ltda.	Brazil
Cummins Burkina Faso SARL	Burkina Faso
Cummins Canada ULC	British Columbia
Cummins Caribbean LLC	Puerto Rico
Cummins CDC Holding Inc.	Indiana
Cummins Centroamerica Holding, S.de R.L.	Panama
Cummins Child Development Center, Inc.	Indiana
Cummins Chile SpA	Chile
Cummins (China) Investment Co. Ltd.	China
Cummins Comercializadora S. de R.L. de C.V.	Mexico
Cummins Cooling Systems Holdco LLC	Indiana
Cummins Corporation	Indiana
Cummins Czech Republic s.r.o.	Czechia
Cummins Deutschland GmbH	Germany
Cummins Diesel International Ltd.	Barbados
Cummins Distribution France S.A.S.	France
Cummins Distribution Holdco Inc.	Indiana
Cummins East Africa Regional Office Limited	Kenya
Cummins East Asia Research and Development Company, Ltd.	China
Cummins Electrified Power Europe Ltd.	Scotland
Cummins Electrified Power NA Inc.	Delaware
Cummins EMEA Holdings Limited	United Kingdom
Cummins Emission Solutions (China) Co., Ltd.	China
Cummins Emission Solutions Columbus South LLC	Indiana
Cummins Emission Solutions Inc.	Indiana
Cummins Emission Solutions Netherlands B.V.	The Netherlands
Cummins Emission Solutions Poland Sp. z.o.o.	Poland
Cummins Energie Algerie SpA	Algeria
Cummins Energy Solutions (Nigeria) Limited	Nigeria
Cummins Engine (Beijing) Co. Ltd.	China

CUMMINS INC.
SUBSIDIARIES OF THE REGISTRANT
EXHIBIT 21

Entity Name	Country or State of Organization
Cummins Engine Holding Company Inc.	Indiana
Cummins Engine IP, Inc.	Delaware
Cummins Engine (Shanghai) Co. Ltd.	China
Cummins Supply Chain Technologies and Management (Shanghai) Co., Ltd.	China
Cummins Engine Venture Corporation	Indiana
Cummins Enterprise LLC	Indiana
Cummins ESB Nigeria Limited	United Kingdom
Cummins France S.A.	France
Cummins Franchise Holdco LLC	Indiana
Cummins Fuel System (Wuhan) Co. Ltd.	China
Cummins Generator Technologies Americas Inc.	Pennsylvania
Cummins Generator Technologies (China) Co., Ltd.	China
Cummins Generator Technologies Germany GmbH	Germany
Cummins Generator Technologies India Private Limited	India
Cummins Generator Technologies Italy SRL	Italy
Cummins Generator Technologies Limited	United Kingdom
Cummins Generator Technologies Romania S.A.	Romania
Cummins Generator Technologies Singapore Pte Ltd.	Singapore
Cummins Ghana Limited	Ghana
Cummins Grupo Industrial S. de R.L. de C.V.	Mexico
Cummins Holland B.V.	Netherlands
Cummins Hong Kong Ltd.	Hong Kong
Cummins Hydrogen Technology (Shanghai) Co., Ltd.	China
Cummins India Ltd.	India
Cummins Intellectual Property, Inc.	Delaware
Cummins International Finance LLC	Indiana
Cummins International Holdings B.V.	Netherlands
Cummins Italia S.P.A.	Italy
Cummins Japan Ltd.	Japan
Cummins Korea Co. Ltd.	Republic of Korea
Cummins Ltd.	United Kingdom
Cummins Maroc SARL	Morocco
Cummins Middle East FZE	United Arab Emirates
Cummins Mining Services S. de R.L. de C.V.	Mexico
Cummins Mobility Services Inc.	Indiana
Cummins Mongolia Investment LLC	Mongolia
Cummins Motorenwerke Deutschland GmbH	Germany
Cummins Mozambique Ltda.	Mozambique
Cummins Natural Gas Engines, Inc.	Delaware
Cummins New Power (Shanghai) Co., Ltd.	China
Cummins New Power, S.L.	Spain
Cummins New Zealand Limited	New Zealand
Cummins Nigeria Ltd.	Nigeria
Cummins Norte De Colombia S.A.S.	Colombia

CUMMINS INC.
SUBSIDIARIES OF THE REGISTRANT
EXHIBIT 21

Entity Name	Country or State of Organization
Cummins North Africa Regional Office SARL	Morocco
Cummins Norway AS	Norway
Cummins NV	Belgium
Cummins Patton Acquisition LLC	Delaware
Cummins PGI Holdings Ltd.	United Kingdom
Cummins Power Generation (China) Co., Ltd.	China
Cummins Power Generation Deutschland GmbH	Germany
Cummins Power Generation Inc.	Indiana
Cummins Power Generation Limited	United Kingdom
Cummins Power Generation (s) Pte. Ltd.	Singapore
Cummins Power Generation (U.K.) Limited	United Kingdom
Cummins Power Solutions India Private Limited	India
Cummins Powergen IP, Inc.	Delaware
Cummins PowerTech India Private Limited	India
Cummins Romania Srl	Romania
Cummins Sales and Service Kazakhstan	Kazakhstan
Cummins Sales and Service Korea Co., Ltd.	Republic of Korea
Cummins Sales and Service Philippines, Inc.	Philippines
Cummins Sales and Service Sdn. Bhd.	Malaysia
Cummins Sales and Service Singapore Pte. Ltd.	Singapore
Cummins Sales & Service Private Limited	India
Cummins S. de RL de CV	Mexico
Cummins Software & Electronics (Wuxi) Co. Ltd.	China
Cummins South Africa (Pty.) Ltd.	South Africa
Cummins Southern Plains LLC	Texas
Cummins South Pacific Pty. Ltd.	Australia
Cummins Spain S.L.	Spain
Cummins Sweden AB	Sweden
Cummins Technologies India Private Limited	India
Cummins Turbo Technologies Limited	United Kingdom
Cummins Turkey Motor Güç Sistemleri Satış Servis Limited Şirketi	Turkey
Cummins UK Holdings LLC	Indiana
Cummins U.K. Holdings Ltd.	United Kingdom
Cummins U.K. Pension Plan Trustee Ltd.	United Kingdom
Cummins Vendas e Servicos de Motores e Geradores Ltda.	Brazil
Cummins Venture Corporation	Delaware
Cummins West Africa Limited	Nigeria
Cummins West Balkans d.o.o. Nova Pazova	Serbia
Cummins XBorder Operations (Pty) Ltd	South Africa
Cummins (Xiangyang) Engine Remanufacturing Co., Ltd.	China
Cummins Zambia Ltd.	Zambia
Cummins Zimbabwe Pvt. Ltd.	Zimbabwe
CWI LLC	Delaware
Distribuidora Cummins Centroamerica Costa Rica, S.de R.L.	Costa Rica

CUMMINS INC.
SUBSIDIARIES OF THE REGISTRANT
EXHIBIT 21

Entity Name	Country or State of Organization
Distribuidora Cummins Centroamerica Guatemala, Ltda.	Guatemala
Distribuidora Cummins Centroamerica Honduras, S.de R.L.	Honduras
Distribuidora Cummins de Panama, S. de R.L.	Panama
Distribuidora Cummins S.A.	Argentina
Distribuidora Cummins S.A. Sucursal Bolivia	Bolivia
Distribuidora Cummins S.A. Sucursal Uruguay	Uruguay
Distribuidora Cummins Sucursal Paraguay SRL	Paraguay
Dongfeng Cummins Emission Solutions Co., Ltd.	China
Dynamo Insurance Company, Inc.	Vermont
Engendren, LLC	Wisconsin
Electrified Power Holdco LLC	Indiana
ELFA New Energy Vehicles ePowertrain Systems Ltd., Tianjin	China
Energy-Ventures Angola, Lda.	Angola
Fonderie Vénissieux SAS	France
Hydrogen Holdco UK Limited	United Kingdom
Hydrogenics Corporation	Canada
Hydrogenics Europe N.V.	Belgium
Hydrogenics GmbH	Germany
Hydrogenics Holding GmbH	Germany
Hydrogenics USA, Inc.	Delaware
Ironcast Inc.	Delaware
Ironcast de Frontera, S.A. de C.V.	Mexico
Jacobs (Suzhou) Vehicle Systems Co., Ltd.	China
Jacobs Vehicle Systems, Inc.	Delaware
Meritor Aftermarket Canada Inc.	British Columbia
Meritor Aftermarket Europe Limited	England and Wales
Meritor Aftermarket France SAS	France
Meritor Aftermarket Italy S.r.l.	Italy
Meritor Aftermarket Netherlands B.V.	Netherlands
Meritor Aftermarket Spain, S.A.U.	Spain
Meritor Aftermarket Switzerland AG	Switzerland
Meritor Aftermarket UK Limited	England and Wales
Meritor Axles France SAS	France
Meritor Brazil Holdings, LLC	Delaware
Meritor Cayman Islands, Ltd.	Cayman Islands
Meritor (China) Holdings, Limited	China
Meritor Commercial Vehicle Systems India Private Limited	India
Meritor Czech s.r.o.	Czechia
Meritor do Brasil Sistemas Automotivos Ltda.	Brazil
Meritor Drivetrain Systems (Nanjing) Co. Ltd.	China
Meritor Electric Powertrain Systems UK Limited	England and Wales
Meritor Electric Vehicles Germany GmbH	Germany
Meritor Electric Vehicles, LLC	Delaware
Meritor Finance (Barbados) Limited	Barbados

CUMMINS INC.
SUBSIDIARIES OF THE REGISTRANT
EXHIBIT 21

Entity Name	Country or State of Organization
Meritor France Holdings, LLC	Delaware
Meritor France SNC	France
Meritor Germany GmbH	Germany
Meritor GmbH	Austria
Meritor Heavy Vehicle Braking Systems (UK) Limited	United Kingdom
Meritor Heavy Vehicle Braking Systems (U.S.A.), LLC	Delaware
Meritor Heavy Vehicle Systems Australia Ltd.	Australia
Meritor Heavy Vehicle Systems Cameri S.p.A.	Italy
Meritor Heavy Vehicle Systems de Venezuela S.A.	Venezuela
Meritor Heavy Vehicle Systems Limited	England
Meritor Heavy Vehicle Systems, LLC	Delaware
Meritor Heavy Vehicle Systems (Manufacturing) Limited	England
Meritor Heavy Vehicle Systems (Singapore) Pte., Ltd.	Delaware
Meritor Heavy Vehicle Systems (Venezuela), Inc.	Delaware
Meritor Holdings (Barbados) Limited	Barbados
Meritor Holdings France SNC	France
Meritor Holdings, LLC	Delaware
Meritor Holdings Spain, S.A.	Spain
Meritor Holdings UK Ltd.	England and Wales
Meritor HVS AB	Sweden
Meritor HVS (India) Limited	India
Meritor, Inc.	Indiana
Meritor, Inc.	Nevada
Meritor Industrial Acquisition Holdings, LLC	Delaware
Meritor Industrial Aftermarket, LLC	Michigan
Meritor Industrial France, LLC	Delaware
Meritor Industrial Holdings Brazil, LLC	Delaware
Meritor Industrial Holdings France, LLC	Delaware
Meritor Industrial Holdings, LLC	Delaware
Meritor Industrial International Holdings, LLC	Delaware
Meritor Industrial Overseas Services, LLC	Delaware
Meritor Industrial Products Holdings France SAS	France
Meritor Industrial Products, LLC	Delaware
Meritor Industrial Products Saint-Etienne	France
Meritor International Holdings, LLC	Delaware
Meritor Japan K.K.	Japan
Meritor Luxembourg S.a.r.l	Luxembourg
Meritor Management Corp.	Delaware
Meritor Manufacturing de Mexico, S.A. de C.V.	Mexico
Meritor Mexico, S. de R.L. de C.V.	Mexico
Meritor Netherlands Brazil B.V.	Netherlands
Meritor Netherlands B.V.	Netherlands
Meritor Specialty Products LLC	Delaware
Meritor Technology, LLC	Delaware

CUMMINS INC.
SUBSIDIARIES OF THE REGISTRANT
EXHIBIT 21

Entity Name	Country or State of Organization
Meritor Vehicle Systems (Xuzhou) Co., Ltd.	China
New Green Power LLC	Indiana
New Hydrogen IP LLC	Indiana
Newage Engineers GmbH	Germany
OOO Cummins	Russian Federation
Power Group International Ltd.	United Kingdom
Power Group International (Overseas Holdings) B.V.	Netherlands
Power Group International (Overseas Holdings) Ltd.	United Kingdom
Prevcummins Sociedade De Previdencia Privada	Brazil
Shanghai Cummins Trade Co., Ltd.	China
Silver Lining Systems, LLC	Wisconsin
Sky Power Holdco LLC	Delaware
Taiwan Cummins Sales & Services Co. Ltd.	Taiwan
TOO Cummins	Kazakhstan
Traction Drive Holdco LLC	Indiana
Transportation Power, LLC	California
Wilmot-Breeden (Holdings) Limited	England and Wales
Wuxi Cummins Turbo Technologies Co. Ltd.	China
Xuzhou Meritor Axle Co., Ltd.	China